Exhibit 10.26

CRESTMARK BANK
FACTORING AGREEMENT

Date: 2-12-2010

From:                      CLR ROASTERS LLC
2131 N.W. 72nd Avenue
Miami, FL 33122

To:           CRESTMARK BANK
625 N. Flagler Drive, Suite 400
West Palm Beach, Florida 33401

Gentlemen:

Upon your written acceptance, to be noted at the foot of this Agreement, the following will state the terms and conditions under which you are to act as our sole factor:

    1. APPOINTMENT AND SALE OF ACCOUNTS : We hereby appoint you our sole factor, and hereby sell and assign to you, making you absolute owner thereof, all of our accounts, contract rights, notes, bills, acceptances and all other obligations to us (hereinafter referred to as "Receivables") for the payment of money, in cash or in kind, together with all proceeds thereof, all security and guarantees therefor, and all of our rights to the goods and property represented thereby.  You shall have all the rights of an unpaid seller or provider of the goods or services, the sale or rendering of which gives rise to each Receivable, including the rights of stoppage in transit, reclamation and replevin . Upon each sale of goods or rendering of services, we shall execute and deliver to you such confirmatory assignments of our Receivables as you may require, in form and manner satisfactory to you, together with copies of invoices, all shipping or delivery receipts, and such other proof of sale and delivery or performance as you may, at any time or from time to time, require to effect collection of our Receivables. We shall make appropriate notations upon our books and records indicating the sale and assignment of our Receivables to you . All invoices or other statements to our customers concerning Receivables shall clearly state, in language satisfactory to you, that each such Receivable has been sold and assigned to you and is payable to you and to you only.  Copies of Receivables sold and assigned to you shall also bear this language. If we fail for any reason to provide you with copies of invoices (or other necessary documentation requested) for a Factored Receivable or proof of shipment or delivery within a reasonable period of time after request by you , which will mean within thirty (30) days or less, for any Factored Receivable for which you have granted Credit Approval (as hereinafter defined), such Credit Approval shall automatically be  withdrawn and you  shall have no liability  with respect to such Factored Receivable . Each  invoice shall bear the terms of sale and  if any change is made from the original terms of sale without your prior written consent, you shall have the right to withdraw your Credit Approval.  You reserve the right to mail original invoices to the Customers at our expense; however, mailing,  sending  or  delivery  by  you  of  a bill  or  invoice  shell  not  be  deemed  to  be  any  representation  by  you  with  respect thereto. During the term of this Agreement, we agree not to sell, negotiate, pledge, assign or grant any security interest in and or all of our Receivables to anyone other than you. If we are or become engaged in finishing or improving goods, we agree, notwithstanding any credit approval you may have given on the customer(s) involved, to assert promptly , at our expense and upon your demand, any lien rights provided by law on goods in our possession . We will remit to you the proceeds of sale of such goods to satisfy the amounts owed to you by the owner of the goods. It is understood that your credit approval is limited to the net amount of the customer's obligation after the sale and disposition of such goods.

2. ADDITIONAL COLLATERAL : In addition to Receivables and all proceeds thereof, we also assign to you all right, title and interest, and grant to you a security interest in, the following collateral to secure all of our present and future obligations and indebtedness to you: (1) all deposit, savings, passbook or like accounts maintained at any bank, savings and loan or similar institution; and (2) the proceeds of any tax refund due or to become due to us by the state or federal government

3. CREDIT RISK : You will assume the credit risk only on Receivables for which you have given credit approval in writing ("Credit Approvals") . In the absence of such written Credit Approval from you, the Receivable is at our risk. If we ship merchandise or provide services based on a verbal approval, we acknowledge our responsibility to ensure that such approval is received by us in writing in a timely manner. We acknowledge that Credit Approvals may be withdrawn, either orally or in writing, in your discretion at any time if, in your opinion, a customer's credit standing becomes impaired before actual delivery of merchandise or rendering of services. Credit Approvals shall be limited to the specific terms and amounts indicated, and, notwithstanding any information subsequently provided to us by you, such credit approvals are automatically rescinded and withdrawn if the terms of sale vary from the terms approved by you, or if the terms of sale are changed by us without your written Credit Approval on the new terms,or if the Receivable is not assigned to you promptly (within five days) . after creation. We further acknowledge that if we ship merchant ise or provide services to a customer who has outstanding Receivables from us, and such customer's credit line and/or outstanding Credit Approvals have been withdrawn by you, and the Receivables created thereby, whether or not they are sold and assigned to you, exceed ten percent (I0%) of the amount outstanding on your books, that any Credit Approvals applying to those Receivables outstanding on your books are canceled and all outstanding Receivables from that customer are at our risk. If a customer, after receiving and accepting delivery of goods or services (subject to all warranties herein) for which you have given written Credit Approval, fails to pay a Receivable when due solely to financial inability to pay, you shall bear any loss thereon. If nonpayment is due to any other reason, however, you shall not be responsible.

Specifically, you shall not be responsible for any nonpayment of a Receivable: (a} because of the assertion of any claim or dispute by a customer for any reason whatsoever, including, without limitation, disputes as to price, terms of sale, delivery, quantity, quality, or otherwise, or the exercise of any counterclaim or offset (whether or not such claim, counterclaim or offset relates to the specific Receivable); (b) where nonpayment is a consequence of enemy attack, civil commotion, strikes, lockouts, the act or restraint of public authorities, acts of God or force majeure; or (c) if any representation or warranty made by us to you in respect of such Receivable has been breached . The assertion of a dispute by a customer shall have the effect of negating any Credit Approval on the total affected Receivable(s) as may be in dispute, and such Receivable(s) shall be at our risk until paid or otherwise cleared from your book s. With regard to sales without Credit Approval or in excess of any Credit Approval as to any given customer, we agree that any payments or credits applying to any of our Receivables owing by such customer will be applied : fulfill, to any Credit-Approved Receivables outstanding on your books; second , to any Client Risk Receivables outstanding on your books; and, third, to any Receivables outstanding on our books. This order of payment applies regardless of the respective dates the sales occurred and regardless of any notations on payment items. If you fail to collect a Receivable for which you have given Credit Approval within 180 days of its maturity, and your failure to collect such Receivable is due solely to the customer's financial inability to pay, you shall pay to us the net amount of such Receivable then owing on the Wednesday next following the week during which said 180 days expired. Any Receivable for freight, samples, or miscellaneous sales (including, without limitation, the sale of merchandise and/or in quantities not regularly sold by us) is always assigned to you at our risk, notwithstanding any written credit approval from you. You shall have no liability of any kind for declining or refusing to give, or for withdrawing, evoking, or modifying, any Credit Approval pursuant to the terms of this Agreement, or for exercising or failing to exercise any rights or remedies you may have under this Agreement or otherwise. In The event you decline to give your Credit Approval on any order received by us from a customer, and in advising us of such decline you furnish us with information as to the credit standing of the customer, such information shall be deemed to have been requested of you by us and your advice containing such information is recognized as a privileged communication . We agree that such information shall not be given to our customer or to our salesman. If necessary, we shall merely advise our customer that credit has been declined on the account and that any questions should be directed to you.

4. CLIENT RISK RECEIVABLES: Any sale of goods or rendering of services by us for which we have not received written Credit Approval, or for which Credit Approval has been withdrawn or revoked, shall be known as a "Client Risk Receivable."   Any Client Risk Receivable(s) assigned to and purchased by you are with recourse to us and at our sole credit risk. You shall have the right to charge back to our account the amount of such Client Risk Receivable(s) at any time and from time to time, either before or after maturity. We agree to pay you on demand the full amount thereof, and, failing to do so, we agree to pay all expenses incurred by you up to the date of such payment in attempting to collect or enforce payment of such Receivable(s). However, in no event shall you have any credit risk on the first Five Hundred dollars ($500) of any Receivable, notwithstanding the fact that such Receivable has been credit approved by you. For purposes of determining your credit risk hereunder, the Receivable balance due you from any given customer shall be calculated as the aggregate amount owed by that customer less any credits to which such customer may be entitled, and is not to be construed to mean individual invoices owed by that customer.

5. PURCHASE PRICE:

(a)
The purchase price you shall pay to us for each Receivable shall equal the Net Invoice Amount (as hereafter defined) thereof less your factoring commission, as specified below . As used herein, the term "Net Invoice Amount" means the gross invoice amount of the Receivable, less returns (whenever made), all selling discounts (at your option calculated on shortest terms) made available or extended to our customer, whether taken or not, and credits  or deductions of any kind allowed or granted to or taken by the customer at any time. Unless specifically shown on the invoice sold and assigned to you, no discount, credit, allowance, or deduction with respect to any Receivable shall be granted, or approved, by us to any customer without your prior written consent.

(b)
The purchase price (as computed above), less (i) any reasonable reserves or credit balance that you, in your sole discretion, determine to hold, (ii) moneys remitted, paid, or otherwise advanced by you to us or for our account (including any amounts which you may be obligated to pay in the future), and (iii) any other charges to our account provided for by this Agreement, shall be payable by you to us on the date of collection. Moneys shall be deemed to have been collected on the date of receipt thereof by you plus five (5) business days for clearing.

(c)
You shall be entitled to withhold a reserve ofsums otherwise due us, and may revise the amount of such reserve at any time and from time to time if you deem it necessary to do so in order to protect your interests. Furthermore, at your request, we shall maintain a credit balance ("credit balance" or "reserve" shall be defined for purposes of this subparagraph S(c) as credit for amounts due us and not a "cash balance") with you in such amount as you determine to be commensurate with the volume and character of the business conducted by us and sufficient to prott:1't you against all possible returns, claims of our customers, indebtedness owing by us to you, or any other contingencies. We shall pay you any debit balance in our account on demand.

(d)
In your sole discretion , in accordance with the terms of this Agreement, you may from time to time advance to us, against the purchase price of Receivables purchased by you hereunder, sums up to eighty percent (80%) of the aggregate purchase price of Receivables outstanding at the time any such advance is made, less: (I) Any such Receivables that are in dispute; (2) Any such Receivables that are not credit approved; and (3) Any fees, actual or estimated, that are chargeable to our reserve account. Unless otherwise specified in any promissory note, or loan or other agreement, executed in connection with such advance, any such advance shall be payable on demand and shall bear interest at the rate set forth in subparagraph (e) below from the date such advance is made until the date you would otherwise be obligated hereunder to pay the purchase price of the Receivable(s) against which such advance was made.

(e)  Interest upon the daily net balance of any moneys remitted, paid, advanced or otherwise charged to us or for our account before the payment date (including any advance made pursuant to subparagraph S(d) above), and interest applicable to the charges or to the expenses referred to in this Agreement, shall be charged to our reserve account as of the last day of each month at a rate the greater of five and three-quarters percent (5.75%) per annum or: (i) As to average daily advances against the purchase price of Receivables purchased by you, that do not exceed the amount eighty percent (80%} specified in paragraph 5 (d) above, interest shall be charged at two and one-half percent (2.50%) above the rate of interest designated by The Wall Street Journal as the "Prime Rate" or "Base Rate," as the case may be; (ii) As to average daily advances against the purchase price of Receivables purchased by you that exceed the amount eighty percent (80%) specified in paragraph S (d) above, interest shall be charged at five percent (5.00%) per annum above the rate of interest designated by

The Wall Street Journal as the "Prime Rate" or "Base Rate", as the case may be. If,during any month, our reserve account or credit balance, subject to the terms and conditions of this Agreement, shall be in a net credit balance (i.e., the reserve or credit balance exceeds outstanding Receivables), then you agree to credit our reserve account as of the last day of each month with interest at a rate equal to five percent (5.00%) below the rate of interest designated by The Wall Street Journal as the "Prime Rate" or "Base Rate," as the case may be, but in any event, not greater than two percent (2.00%) annually. All such interest shall be computed for the actual number of days elapsed on the basis of year consisting of 360 days. Any adjustment in your interest rate, whether downward or upward, will become effective on the first day of the month following the month in which the prime rate of interest is reduced or increased. HOWEVER, in no event shall the rate of interest agreed to or charged to us hereunder exceed the maximum rate of interest permitted to be agreed to or charged to us under applicable law. IT IS THE INTENTION OF THE PARTIES HERETO NOT TO MAKE ANY AGREEMENT VIOLATIVE OF TIIB LAWS OF THE STATE OF FLORIDA OR TIIB UNITED STATES RELATING TO USURY. IN NO EVENT, TIIBREPORE, SHALL ANY INTEREST DUE HEREUNDER BE AT A RATE IN EXCESS OF THE HIGHEST LAWFUL RATE, i.e., IN NO EVENT SHALL YOU CHARGE OR SHALL WE BE REQUIRED TO PAY ANY INTEREST THAT, TOGETHER WITH ANY OTHER CHARGES HEREUNDER THAT MAY BE DEEMED TO BE IN THE NATURE OF INTEREST, HOWEVER COMPUTED, EXCEEDS THE MAXIMUM LAWFUL RATE OF INTEREST ALLOW ABLE UNDER THE LAWS OF THE STATE OF FLORIDA AND/OR OF THE UNITED STATES. SHOULD ANY PROVISION OF THIS AGREEMENT OR ANY OTHER AGREEMENT  BETWEEN US BE CONSTRUED TO REQUJRE THE PAYMENT OF INTEREST THAT EXCEEDS SUCH MAXIMUM LAWFUL RATE, ANY SUCH EXCESS SHALL BE AND IS EXPRESSLY HEREBY WAIVED BY YOU.  SHOULD ANY EXCESS INTEREST IN FACT BE PAID, SUCH EXCESS SHALL BE DEEMED TO BE A PAYMENT OF THE PRINCIPAL AMOUNT OF OUTSTANDING INDEBTEDNESS OWING BY US TO YOU AND SHALL BE APPLIED TO SUCH PRINCIPAL.

6. FACTORING  COMMISSIONS :

(a)
For your services hereunder, we shall pay and you shall be entitled to receive a factoring commission equal to one and one-half percent (I.50%) of the gross Invoice Amount of each Receivable, which commission shall be due and payable to you on the date such Receivable arises, even if we should fail to assign any such Receivable to you. Factoring commissions shall be chargeable to our account with you. You shall be entitled to receive a surcharge equal to at least one percent (l.00%) of the gross Invoice Amount of all Receivables arising out of our sales to Debtors-In-Possession or special account relationships.  The minimum factoring commission on each invoice or credit memo shall be Five dollars ($5.00).

(b)
Your commission, specified in paragraph 6(a) above, is based upon our maximum selling terms of net sixty (60) days, and no more extended tenns or additional dating will be granted by us to any customer without your prior written approval.   If and when such extended terms or additional dating are given to our customers, your commission with respect to the Receivables represented  thereby shall be increased by fifty percent (50%) for each 30 days, or portion thereof, of extended or additional dating

(c)
The minimum aggregate factoring commissions payable under this Agreement for each contract  year (which shall mean each consecutive twelve (12) month period commencing upon the date of this Agreement) hereof shall be Thirty-Thousand Dollars ($30,000), which shall be payable at the rate of Two-Thousand Five-Hundred Dollars ($2,500) per month. To the extent of any deficiency (after giving effect to commissions payable under the foregoing subparagraphs), the difference between the minimum and the amount already charged shall be chargeable to our account with you.

7. STATEMENT OF ACCOUNT: Once each month you shall render a statement (Client Ledger) to us with respect to the Receivables purchased by you during the previous month, any advances made by you, collections received by you, and charges made to our account under this Agreement. Our account shall be charged with all discounts (at your option, calculated on shortest terms) made available to customers on assigned Receivables, nil returns, allowances, deductions and credits, and your reasonable expenses, including, without limitation, postage on invoices, bank wire fees, filing fees, UCC search and similar charges. We will also be charged with interest at the rate specified in paragraph 5(e) above, with respect both to Receivables as to which a credit is issued after the payment date applicable thereto, and any Receivables collected or charged back after such credit, or to the date of collection or chargeback, as the case may be. A discount, credit or allowance after issuance or granting may be claimed solely by the customer. Each statement, report, or accounting rendered or issued by you to us shall be deemed accepted by us and shall be conclusive and binding upon us, unless within thirty (30) days after the date thereof we notify you to the contrary by registered or certified mail, setting forth with specificity the reasons why we believe such statement, report, or accounting is incorrect and what we believe to be the correct amount thereof. Moreover, if we fail to receive a monthly statement, we shall likewise be obligated to notify you in the same manner as if we fail to accept the statement, and our failure to do so shall relieve you of any responsibility or liability arising out of our not receiving such monthly statement.

8. REPRESENTATIONS AND WARRANTIES:  We hereby represent and warrant to you that: (i) each Receivable is a bona fide existing obligation created by a customer's express order for, and the actual sale and physical delivery of, or legal passage of title to, goods or the rendering of services to customers in the ordinary course of business, which goods, prior to sale, we owned free and clear of any liens or encumbrances, and which Receivable is then unconditionally owing to us without dispute, defense, offset, or counterclaim; (ii) the customers, which are not affiliated with us, have received and have accepted the goods or services, and the invoices therefor, without dispute, offset, or claim of any kind as to price, tenns, quality, quantity, delay in shipment, offsets, counterclaims, contra accounts or any other defense of any other kind and character; (iii) the Receivables will not be subject to discounts, deductions, allowances, offsets, counterclaims or other contra items, nor to any other special tenns of payment that are not shown on the face of the invoice thereof, (iv) the Receivables will not represent delivery of merchandise upon "consignment," "guaranteed sale," "sale or return," "payment on reorder," or similar tenns; and (v) the Receivables will not represent "pack, bill and hold" transactions unless we have furnished you with a copy of our customer's purchase order immediately after its receipt, and you have obtained such customer's agreement to grant you a security interest in the merchandise and pay for such merchandise at maturity of our invoice irrespective of whether or not we have received instructions to deliver the same; (vi) we are solvent; (vii) we have full right and authority to sell or assign to you, and to grant to you a security interest in, our Receivables; (viii) we have not granted  and will not hereafter grant to any other person a security interest in, or grant to any other person any right to purchase, our Receivables, or, without your prior written consent, grant to any other person a security interest in any of our inventory at any time during the tenn of this Agreement and until all security interests or purchases granted hereunder have been terminated; (ix) we have paid all taxes which have become due and payable and there are no judgments, assessments, or liens filed against us or any of our property, real or personal. We further represent and warrant to you that we are a limited liability company duly organized, validly existing and in good standing under the laws of the State of Florida, that we have lawful power to own our properties and engage in the business we conduct, and are duly qualified and in good standing as a foreign limited liability company in the jurisdiction(s) wherein  the nature of the business transacted by us or property owned by us makes such qualification necessary, and we have not changed our name, been the surviving limited liability company in a merger, acquired any business, or changed the county of our principal executive office within five (5) years and one (1) month prior to the date hereof, except as set forth in writing to you.

9. SECURITY : As collateral security for  any and all of our (and our parent's, subsidiaries' and affiliates') indebtedness and obligations to you (and to your parent, subsidiaries and affiliates). whether matured or unmatured, absolute or contingent, now existing or hereafter arising (including under indemnity or reimbursement agreements or by subrogation), and however acquired by you, whether arising directly between us or acquired by you by assignment, whether relating to this Agreement or independent hereof, including all obligations incurred by us to any other person factored or financed by you (collectively, the "Obligations"}, we do hereby grant to you a security interest in all of our personal property, wherever located, and now owned or hereafter acquired, including, all of our:  (a) Accounts; (b) Goods; (c) Inventory; (d) Equipment; c) Chattel  Paper; (f)  Instruments, including Promissory Notes; (g) Investment  roperty; (h) Documents; (i) Deposit Accounts; 0) Commercial Tort Claims specifically identified by you; (k) money (I) Letter of Credit Rights; (m} General Intangibles; (n) Supporting Obligations; (o) all reserves, credit balances, sums of money at any time to our credit with you, and any of our property at any time in your possession and (p) to the eKtent not listed above as original collateral, all proceeds and products of the foregoing. Capitalized terms used in this paragraph or elsewhere in this Agreement, but not otherwise defined herein, have the meanings given to them under Article 9 of the Unifonn Commercial Code ("UCC"), or absent definition in Article 9, in any other article of the UCC.  We hereby irrevocably authorize and direct you to charge at any time to our account any Obligations , and to pay any Obligations owing by us to your parent, subsidiaries or affiliates, by so charging our account. We agree to execute financing statements and any and all other instruments and documents that may now or hereafter be provided for by the Unifonn Commercial Code or other law applicable thereto reflecting security interests granted to you hereunder. We hereby appoint you as our attorney-in-fact and authorize you to sign such financing statements on our behalf as debtor or to file such financing statements without our signature. We shall be liable for, and you may charge our account with, all reasonable costs and expenses of filing such financing statements (including any filing or recording taxes), making lien searches, and any attorney's fees and expenses that may be incurred by you in perfecting, protecting, preserving, or enforcing your security interests and rights hereunder . We do hereby authorize you to file financing statements, including, without limitation, original financing statements, amendments and continuation statements against us and authorize you to file financing statements that describe the Collateral all of our assets whether now existing or hereafter acquired and wherever located, or words of similar effect.

10. This Agreement shall continue in full force and effect for a period of three (3) years from the date hereof and shall be deemed renewed from year to year thereafter unless we give you notice in writing, by registered or certified mail, not less than thirty (30) and not more than sixty (60) days prior to the expiration of the original term of this Agreement (or any renewal term thereof) of our intention to terminate this Agreement as of the end of such term. You may terminate this Agreement at any time upon thirty (30) days prior written notice to  us. Notwithstanding the foregoing, if we become insolvent or unable to meet our debts as they mature, fail, close, suspend, or go out of business, commit an act of bankruptcy, file or become the subject of a petition under the Bankruptcy Act or lnw permitting the appointment of a receiver, liquidator, conservator, or similar functionary, or in the event you declare a breach of this Agreement, or detennine that we are in default under this Agreement or any other agreement with you (or your parent, subsidiaries or affiliates), or any Obligation to you, or if there is a change (by death or otherwise) in our principal stockholders or owners, or if any event shall occur that you, in your reasonable judgment, determine might have a material adverse effect on our business or financial condition, and/or we make any misrepresentation to you in connection with this Agreement (or any other agreement to which we are parties) or any transaction related hereto (or thereto), then, notwithstanding the foregoing, you shall have the right to terminate this Agreement at any time without notice. In the event you elect to terminate this Agreement, and your decision to do so is a result of a breach of this Agreement by us, then, notwithstanding any other provisions contained herein, you shall be entitled to charge our account, and we agree to pay to you, the monthly minimum factoring fee specified in paragraph 6(c) herein for the later of ninety (90) days from the effective date of termination or until any and all of our indebtedness to you pursuant to this Agreement shall have been paid in full. Your rights and our Obligations arising out of transactions having their inception prior to the termination date shall not be affected by any termination or notice thereof. Termination of this Agreement shall not terminate, extinguish , or remove any liens or security interests granted to you hereunder until we have fully paid and discharged any and all of our Obligations to you, and we shall continue to furnish to you confinnatory assignments and schedules of Receivables previously  assigned to you and all proceeds in respect thereof. After the giving of any notice of termination hereunder, and until the full liquidation of our account, we shall not be entitled to receive any payments from you. From and after the effective date of termination, all amounts charged or chargeable to our account hereunder, and all our Obligations due you, shall become immediately due and payable without further notice or demand.

11. LIQUIDATION SUCCESS PREMIUM: In addition to any other amounts payable hereunder, we agree that if we substantially cease operating as a going concern, and the proceeds of the Receivables and the other collateral described in Section 9 above created after the occurrence of an event of default are in excess of the Obligations at the time of the default, we shall pay to you a liquidation success premium often percent (10%) of the amount of such excess.

12. MISCELLANEOUS:

Any goods rejected or returned by any customer shall be your property held by us in trust for you separate and apart from any other goods, and, upon your demand and in accordance with your instructions, shall forthwith be delivered to you or disposed of by us without charge to you, with the proceeds of such disposition to be remitted promptly to you. We shall promptly report to you, in writing, all disputes and claims made by our customers, the refusal of any services, and the rejection or return of or offer to return any goods, and we will promptly and diligently prosecute, defend or settle all such claims and disputes at our expense . WE AGREE TO PREPARE AND ASSIGN TO YOU ALL CREDIT :MEMOS TO WHICH OUR CUSTOMERS HAVE BECOME ENTITLED SINCE THE DATE OF OUR LAST ASSlGNMENT,  and our failure to do so entitles you to charge our account with any expenses incurred by you as a result. As absolute owner of each Receivable, you may, in your sole discretion, enforce, effect any compromise regarding settlement, or adjust any Receivable, in your name or ours, without affecting or limiting our Obligations due you under this Agreement, whether or not any such Receivable shall have been charged back to us. You reserve the right at any time to charge back to our account the full amount of the Receivable(s) involved in any claim, dispute, rejection, or return asserted or made by our customers, and we agree to pay you upon demand the full amount thereof. The chargeback to our account of the amount of any such Receivable shall not be deemed a reassignment to us, and title thereto and to the proceeds thereof, all security and guarantees therefor, and our interest in the goods represented thereby shall remain in you. We shall indemnify you for, and hold you hannless against, any loss, liability, claim or expense of any kind arising from any claims of, or disputes with, our customers as lo terms, price, quality, quantity, or otherwise, relating to any Receivable, including any claim for return or reimbursement of any payments therefor. We agree to notify you promptly when a customer asserts a dispute or claim of any kind, and upon your notice to us of a customer dispute or claim, we agree to contact the customer promptly to effect a resolution of such dispute or claim.

(b) If any check, draft, note, acceptance, cash collection or payment in any form is received  by us on any Receivable, WE SHALL IMMEDIATELY TRANSMIT AND DELIVER IT TO YOU IN THE FORM RECEIVED, and our failure to do so entitles you to charge our account with any expenses incurred by you as a result Until our delivery of each such payment to you, it shall be held by us in trust for you. We agree that you, and any such person or entity as you may from time to time designate, shall have the right to sign and/or endorse our name on all remittances and all papers, bills oflading, receipts, instruments and documents relating to the Receivables and the transactions between us. You shall have the right to deposit any checks or other remittances received on Receivables regardless of notations or conditions placed thereon by our customers or deductions reflected thereby and to charge the amount of any such deduction to our account.

(c)In the event a sales or excise tax is levied by State or Federal authorities, in such form that you are required to pay a tax on sales represented by any Receivable(s), we agree to reimburse you for the full amount of taxes payable and agree that all such amounts may be charged to our account.

(d)
We agree to keep proper books of record and accounts in accordance with sound and accepted accounting practices, which books shall at all times be open to inspection by you. You and such accountant or other agents as you may from time to time designate shall have the right, at our expense, to visit and inspect our properties, assets and books, and to discuss our affairs, finances and accounts with our officers and employees at such reasonable times as you may designate, and to make  and take away copies of our records. We agree to do all things necessary or appropriate to permit you to fully exercise your rights under this Paragraph. We also agree to make available to you from time to time, upon your request, copies of financial statements prepared by an accountant acceptable to you. Unless specifically waived in writing, such financial statements are to be provided to you on a quarterly basis.

(e)
Your failure at any time to insist upon perfolTllance of any term or provision of this Agreement shall not be deemed a waiver of any right reserved lo you, and the waiver of one provision shall not be deemed to be a waiver of any other provision .

(f)
This Agreement is our complete and final agreement, reflects our mutual understanding, supersedes any prior agreement or understanding between us, and may not be modified or amended orally. We acknowledge that, but for the promises and representations expressly contained in this Agreement, no other promise or representation of any kind has been made to us to induce us to execute this Agreement. Furthermore, we acknowledge that if any such promise or representation has been made, we have not relied upon it in deciding to enter into this Agreement.

(g)
This Agreement is deemed made in the State of Florida and shall be governed, interpreted, and construed in accordance with the laws of the State of Florida. No modification, amendment, waiver, or discharge of this Agreement shall be binding upon you unless in writing and signed by you . TRIAL BY JURY IS HEREBY WAIVED by us in any action, proceeding or counterclaim brought by either of us against the other on any matters whatsoever arising out of or inany way connected with this Agreement, or the relations created hereby, whether for the contract, tort, or otherwise. We hereby consent to be governed by and enforced in accordance with the laws of the State of Florida and consent to the jurisdiction of Palm Beach County, State of Florida courts and of any Federal Court in such state for determination of any dispute as to any such matters. ln connection therewith, we hereby waive personal service of any summons, complaint, or other process, and agree that service thereof may be made by registered or certified mail directed to us at our address set forth above or such other address of which we shall have previously notified you by registered or certified mail. In the event that you obtain counsel for the purpose of collecting any indebtedness due you from us, we agree to pay the reasonable fees and expenses (including trial and appellate) of your counsel. Inaddition, in the event you are sued by us or any other party for any claim or cause of action related to or arising under this Agreement or the factoring relationship, or you are required to defend any suit regarding any duty you are alleged to have breached, whether in the form of a contract duty, tort or otherwise, we agree that if you prevail at trial or on appeal we shall be obligated to reimburse you for all of the reasonable attorneys' fees you incur. We also agree that you may charge and/or set off against our account all such fees and expenses as such fees or expenses are incurred. Your books and records shall be admissible as prima facie evidence of the status of the accounts between us. This Agreement shall be binding upon and inure to the benefit of each of us and our respective heirs, executors, administrators, successors and assigns, but we may not assign this Agreement or any of our rights hereunder to any person without your prior written consent.

(h)
We agree and acknowledge that you and your authorized representatives are engaged in the provision of factoring services pursuant to this Agreement. By entering into this Agreement, we expressly acknowledge that we will not seek advice or counsel from you or any of your representatives with respect to the management and/or operation of our business, or any other entity affiliated or controlled by us, and if we deem such advice or counsel to have been offered, directly or indirectly, we will evaluate it and act or decline to act upon it based upon our own careful analysis and/or the advice or counsel of our own independent expert(s) or consultant(s). WE AGREE THAT WE WILL NOT SEEK OR ATIEMPT TO

ESTABLISH A FIDUCIARY RELATIONSHIP BETWEEN YOU AND/OR YOUR REPRESENTATIVES AND OURSELVES, OR ANY OTHER ENTlTY AFFILlATED OR CONTROLLED BY US. WE HEREBY EXPRESSLY WAIVE ANY RIGHT TO ASSERT, NOW OR IN THE FUTURE , THAT THERE WAS OR IS A FIDUCIARY RELATIONSHIP BETWEEN US IN ANY ACTION, PROCEEDING OR CLAIM FOR DAMAGES.

CLR ROASTERS LLC

/s/ David Briskie
Name: David Briskie
Title:   Managing Member

The foregoing is acknowledged, accepted and agreed to:

CRESTMARK BANK

/s/ James S. Rothman
Nome: James S. Rothman
Title:   Executive Vice President

LIMITED LIABILITY COMPANY RESOLUTION

WHEREAS, the company will benefit from the services of a factor in connection with the handling of its accounts receivable; and

WHEREAS, the Member have considered a proposed Factoring Agreement with Crestmark Banlc, a Michigan banking corporation, under which Crestmark Bnnk would act as the Company's exclusive factor and of the Company's Receivables (as defined in the attached Factoring Agreement);

NOW, THEREFORE, BE IT AND IT IS HEREBY RESOLVED THAT:

The proposed Factoring Agreement is approved, and appropriate officers/members of the company are authorized and directed to execute and deliver a Factoring Agreement with Crestmark Bank in the fonn or substantially the form outlined herein , and to do and perfonn all things contemplated herein on behalf of this company.

As of the date of this Agreement, the following are the officers/members/employees authorized to act on behalf of the company:

/s/  David Briskie
Name: David Briskie
Title: Managing Member

/s/ Scott Pumper
Name: Scott Pumper
Title: Manager

IN WITNESS WHEREOF, the undersigned hereby certifies that the foregoing Resolution was duly adopted at a meeting of the Members held on  2-12-2010  get which a quorum was present, and that said Resolution has not been modified, amended, or rescinded and remains in full force and effect as of the date set forth below.

CLR ROASTERS LLC

/s/  David Briskie
Name: David Briskie
Title: Managing Member

ATTEST:

/s/  X
Member

GUARANTEE

WE, TIIE UNDERSIGNED, in order to induce CRESTMARK BANK ("Factor") to enter into the attached Factoring Agreement with CLR ROASTERS LLC ("Client"), hereby jointly and severally uncond itionally guarantee the perfonn ance and payment by Client of any and all obligations and indebtedness arising under said Agreement, without limitation as to time or amount. This is a continuing guarantee and shall remain in effect notwithstanding any renewal, extension, modification, or amendment of, or change or fluctuation in the amount of principal or amount or rate of interest under said Agreement, any provision of or recourse against security for obligations or indebtedness under said Agreement or this guarantee, or the release, substitution, or addition of one or more guarantors. Our obligations hereunder are independent of Client's obligation, and one or more separate actions may be brought against any or all of us, whether or not Client isjoined in any such action or any action is brought against Client.

We hereby waive all presentments, demands, notices of nonperformance, protests, notices of acceptance of our guarantee or Client's incurring of new or additional indebtedness, and any other formality that might otherwise be a condition to our absolute liability hereunder. This is a guarantee of payment and not of collection.  We also waive any right to consent to or be notified of any indulgence, extension, waiver or other concession that may be granted Client and agree that any such action shall not affect our liability hereunder .

As to each guarantor, this guarantee shall continue in effect until Factor has received written notice of revocation, notwithstanding the death of such guarantor (whose estate shall be bound until receipt of such notice), the release of any other guarantor, or the dissolution, liquidation, termination of business, bankruptcy , acquisition, merger, reorganization, or any other change in the nature or form of the business of Client, until all of Client's obligations and indebtedness under said Agreement shall have been fully performed and paid. No revocation or termination hereof shall affect rights or obligations under this guarantee with respect to obligations or indebtedness arising or contracted for prior to Factor's receipt of written notice thereof, and any revocation or termination shall exclude from this guarantee only liabilities arising after such receipt that are unconnected with liabilities theretofore arising and transactions theretofore entered into.

In the event of a breach or termination of, or default under, said Agreement by Client, or any occurrence that would allow Factor to terminate said Agreement without notice, all of the indebtedness of Client and of our obligations and liabilities to Factor shall, at the option of Factor, become immediately due and payable and shall be paid and performed forthwith by us.

We acknowledge that we arc liable hereunder to the same extent and under the same conditions as is Client under said Agreement and that no prior action by Factor is necessary to invoke our liability upon the occurrence of any of the foregoing events. We agree to pay Factor's reasonable attorney's fees and expenses incurred by Factor in seeking to enforce our obligations hereunder and Client's obligations of the state and federal courts located in Florida for the purpose of any action or suit relating to this guarantee or said Agreement.

IN WITNESS WHEREOF AND INTENDING TO BE BOUND , we have executed this guarantee this 12th day of Feb, 2010

/s/  David Briskie, Guarantor
David Briskie

/s/ Scott Pumper, Guarantor
Scott Pumper

Witnessed by:

X

X

GUARANTY BY CORPORATION

DATE:  2-12-2010

TO:    Crestmark Bank
625 North Flagler Drive, Suite 400
West Palm Beach, FL 33401

Dear Sir or Madam:

CLR ROASTERS LLC, a limited liability company organized under the laws of the State of Florida (herein called "Debtor') (a) engaged in business as a corporate affiliate of the undersigned, or (b) engaged in selling, marketing, using, or otherwise dealing in merchandise, supplies, products, equipment or other articles supplied to it by the undersigned, or (c) Because of our inter-corporate or business relations, it will be our direct interest and advantage to assist the Debtor to procure funds, credit or other finllilcial assistance from you in order to further its business and sales.

Accordingly,  in order to induce you to purchase or otherwise acquire from the Debtor accounts receivable, conditional sales or lease agreements, chattel mortgages, drafts, notes, bills, acceptances, trust receipts, contracts or other obligations or choses-in action (herein collectively called "receivables"), or to advance moneys or extend credit to the Debtor thereon, or to factor the sales or finance the accounts of the Debtor (either according to any present or future agreements or according to any changes in any such agreements or on any other terms and arrangements from time to time agreed upon with the Debtor, the undersigned hereby consenting to and waiving notice of any and all such agreements, terms and arrangements and changes thereof) or to otherwise directly or indirectly advance money to or give or extend foith and credit to the Debtor, or otherwise assist the Debtor in financing its business or sales {without obligating you to do any of the foregoing), we, the undel'l!igned, for value received, do hereby unconditionally guarantee to you and your assigns the prompt payment in full at maturity and all times thereafter (waiving notice of non-payment) of any nnd all indebtedness, obligations and liabilities of every kind or nature {both principal and interest) now or at any time hereafter owing to you by the Debtor, and of any and all receivables heretofore or hereafter acquired by you from said Debtor in respect ofwhicb the Debtor has or may become in any way liable, and the prompt, full and faithful performance and discharge by the Debtor of oil the tenns, conditions, agreements, representations, warranties, guaranties and provisions on the part of the Debtor contained in any such agreement or arrangement or in any modification or addenda thereto or substitution thereof, or contained in any schedule or other instrument heretofore or hereafter given by or on behalf of said Debtor in connection  with the sale or assignment of any such receivables to you, or contained  In any other agreements, undertakings or obligations of the Debtor with or to you, ofany kind or nature, and we also hereby agree on demand to reimburse you and your assigns for all expenses, collection charges, court costs and attorney's fees incurred in endeavoring to collect or enforce any of the foregoing against the Debtor and/or undersigned or any other person or concern liable thereon; for nil of which, with interest at the highest lawful contract rate after due until paid, we hereby agree to be directly, unconditionally and primarily liable jointly and severally with the Debtor and agree that the same may be recovered in the same or separate uctions brought to recover the principal  indebtedness.

Notice of acceptance of this guaranty, the giving or extension of credit to the Debtor, the purchase or acquisition of receivables, or the advancement of money or credit thereon, and presentment, demand, notices of default, non-payment   of partial payments and protest, notice of protest and all other notices or formalities to which the Debtor might otherwise be entitled, prosecution of collection or remedies against the Debtor or against the makers, endorsers, or other person liable on any such receivables or against any security or collateral thereto appertaining, are hereby waived. The undersigned also waives notice of any consents to the granting of indulgences or extensions of time payment, the talking and releasing of security in respect of any suid receivable agreements, obligations, indebtedness or liabilities so guaranteed hereunder, or your accepting purtial payments thereon or your settling, compromising or compounding any of the sume in such manner and at such times as you may deem advisable, without in any way impairing or affecting our liability for the full amount thereof; and you shall not be required to prosecute collection, enforcement or other remedies against the Debtor or against any person liable on any said receivable, agreement, obligations, indebtedness or liabilities so guaranteed, or to enforce or resort to any security, liens, collateral or other rights or remedies thereto appertaining, before calling on us for payment; nor shall our liability in any way be released or affected by reason of llflY failure or delay on your part so to do.

This guaranty is absolute, unconditional and continuing nnd payment of the sums for which the undersigned become liable shall be made to you at your office from time to time on demand ns the same become or are declared due, notwithstanding that you hold reserves,  credits, collateral  or security agninst  which you  may  be entitled  to resort  for payment,  wid  one or more and successive or concurrent actions may be brought hereon against the undersigned, either in the snme action in which the Debtor is sued or in separate actions, llS often as deemed advisable. We expressly waive and bor ourselves from any right to set-off. recoup or counterclaim any claim or demand against said Debtor, or against any other person or concern liable on said receivables, and, llS further security to you, any and all debts or liabilities now or hereafter owing to us by the Debtor or by such other person or concern ore hereby subordinated to your claims and are hereby assigned to you.

In case bankruptcy or insolvency proceedings, or proceed ings for reorganization, or for the appointment of n receiver, trustee or custodian for us or the Debtor or aver our or its property or any substantial portion thereof, be instituted by or against either us or the Debtor, or if we or the Debtor become insolvent or make an llSsignment fur the benefit of creditors, or attempt to effect a composition with creditors, or encumber or dispose of all or a substantial portion or our or its property or if we or the Debtor default in the payment or repurchase of any such receivables or indebtedness as the same falls due, or fail promptly ta make good any default in respect or any undertakings, then the liability of the undersigned thereunder shall nt your option and without notice become immediately fixed and be enforceable for the full amount thereof, whether then due or not, the snme as though all said receivables, debts and liabilities had become past due.

The guaranty shall inure to the benefit of yourself,  your  successors and assigns.   It shall be binding  on the undersigned,  its successors and assigns, and shall continue in full force and effect until notice of termination is given and received as hereinbefore provided and all of said indebtedness, liabilities or obligations created or assumed   fully paid.

ATTEST:

/s/ X
Secretary

JAVALUTION COFFEE COMPANY

/s/ Scott Pumper
By: Scott Pumper
Its: President

CERTIFICATION

I, David S. Briskie, do hereby certify that I am the duly elected and qualified Secretary of  Javalution Coffee Company, a Florida corporation, the Guarantor named in the foregoing Guaranty; that a (special) (regular) meeting of the Board of Directors of said Corporation held on  2-12-2010 at which meeting a quorum as present and acting throughout, the foregoing Guaranty was submitted to, and approved by, the Board of Directors of said Corporation, and that the officer that executed the Guaranty for and on behalf of the Corporation was so authorized by the Boord of Directors of the Corporation.

IN WITESS WHEREOF, I have hereunto set my hand and affixed the seal of said Corporation this 12th day of Feb 2010.

/s/ X
Secretary

CRESTMARK BANK SUBORDINATION AND STAND-BY AGREEMENT

The undersigned (sometimes hereinafter  referred to as "we" or "us") are financially interested in CLR Roasters LLC, a Florida limited liability company, referred to as the "Company." The Company as now appears on the books is indebted to the undersigned as follows.

A loan in the amount of $483,296.19 due Javalution Coffee Company  as of a financial statement dated December 31, 2009.

To induce you to discount or purchase from the Company deferred payment  paper, accounts receivable,  notes,  conditional  sales contracts, chattel mortgages, customer obligations, or other receivables (herein called "Receivables"), at any time offered to you by the Company, or to lend or advance monies or otherwise extend faith or credit to the Company, and to better secure you in respect thereof and in consideration of the premises and the sum of One Dollar ($1.00} to us in hand paid, receipt whereof is hereby acknowledged, we agree to and do hereby subordinate the aforesaid indebtedness owing by the Company to the undersigned  (as well as any and all other indebtedness which said Company may now or at any time hereafter owe to the undersigned, together with all collateral and security, if any, for the payment of any such indebtedness aforesaid) to any and all debts, demands, claims, liabilities or causes of action for which the Company may now or at any time hereafter in any way be liable to you; and we further covenant and agree with you that the Company shall not pay, and we will not accept payment of or assert or seek to enforce against the Company, any indebtedness now or hereafter owing by the Company to the undersigned or any collateral or security thereto appertaining, unless and until you have been paid in full any and all such debts, claims, liabilities, demands or causes of action now or hereafter owing to you by the Company; and as further security for the undertakings of the undersigned in that behalf, the undersigned hereby subrogate you to any and all such indebtedness now or hereafter owing the Company to the undersigned and to any and all collateral or security therefor, and covenant and agree to assign, endorse and deliver to and deposit with you any and all notes or other obligations or instruments evidencing any such indebtedness and all collateral and security thereto appertaining, hereby irrevocably authorizing you to collect, receive, enforce and accept any and all sums or distributions of any kind that may become due, payable or distributable on or in respect of such indebtedness, either principal or interest, or such collateral or security, whether paid directly or indirectly by the Company, or paid or distributed in any bankruptcy, receivership, reorganization or dissolution proceedings or otherwise; hereby irrevocably authorizing you in your discretion to make and present claims therefor in any such proceedings either in your name or ours; and in case  any such sums or distributions come into our hands, we agree to promptly tum the same over to you. The undersigned represent and warrant to you that the undersigned have not assigned or transferred any of said indebtedness or any interest therein or any such collateral or security to any other person and that they will make no other assignment or transfer thereof: and that any notes or written obligations taken to evidence said indebtedness or any renewal notes or written obligations will be endorsed with a proper notice of this agreement.

In consideration hereof, the undersigned hereby postpone in your favor any and all claims of every kind and description that the undersigned may now or hereafter have against the Company to the payment to you of any and all debts, claims, demands or causes of action of every character and description that you may now or hereafter have against the Company, whether arising hereunder or in any other manner. The undersigned waive notice of acceptance hereof, notice of the creation of any indebtedness or liability of the Company to you, the giving or extension of credit to the company, or the taking or releasing of security for the payment thereof, and waive presentment, demand, protest, notice of protest or default and all other notices to which the undersigned might otherwise be entitled.

This agreement shall be continuing irrevocable and binding on the undersigned Uointly and severally, if there be two or more perso•ns who sign the same) and their respective heirs, personal representatives and assigns, and shall insure to the benefit of yourselves, your successors and assigns. The death of any one of the undersigned (ifthere be more than one party signatory hereto) shall not affect this agreement as to any other of the undersigned. Ifthere be only one person who has signed this agreement, the words "undersigned", "we" and "us" shall be deemed to mean that one person.

IN WITNESS WHEREOF, the undersigned have set their hands and seals this 12th day of February, 2010

JAVALUTION COFFEE COMPANY

/s/ Scott Pumper
By: Scott Pumper
Its: President

/s/ X
Witness Name:

THE ABOVE NAMED COMPANY assents to the foregoing and agrees in all respects to be bound thereby and to keep, observe and perform the several matters and things therein intended of it to be done, and particularly agrees not to make any payment contrary to the foregoing.

CLR ROASTERS LLC

/s/ David Briskie
Name: David Briskie
Title: Managing Member

CORPORATE  RESOLUTION

WHEREAS, CLR ROASTERS LLC, a subsidiary of Javalutlon Coffee Company, has applied to Crestmark Bank ("Crcstmerk") for factoring services; and

WHEREAS, Crestmark Bank has required that in order to enter into a Factoring Agreement with CLR Roasters LLC, that Javalution Coffee Company must enter into a Subordination and Stand-By Agreement in favor of Crestmark; and

WHEREAS, the Board of Javalution Coffee Company has considered the proposed Subordination and Stand-By Agreement in favor of Crestmark whereby Javalution Coffee Company will subordinate a loan to CLR Roasters LLC In the amount of$483,296.19 to Crestmark ;

NOW, THEREFORE, BE IT AND IT IS HEREBY RESOLVED TIIAT:

The proposed  Subordination  end Stand-by  Agreement is approved, and appropriate officers of Javalution Coffee Company are authorized and directed  to execute and deliver a Subordination and Stand-By Agreement to
Crestmark Bank, and to do and perfonn all things contemplated heroin on behalf of Javalution Coffee Company.
As of th date hereof, the following are the officers and directors of the company:

/s/ Scott Pumper
By: Scott Pumper
Its: President/Treasurer/Director

/s/ David Briskie
Name: David Briskie
Title: Director

/s/ Michael Zimmerman
Name: Michael Zimmerman
Title: Director

Name Geoffrey Goldberg
Title: Director

IN WITNESS WHEREOF, the undersigned hereby certifies that the foregoing Resolution was duly adopted at a meeting of the Board of Directors held on __________ 20___ at which a quorum was presenl, end that said Resolution has not been mod ified, amended , or rescinded and remains in full force Bnd effect as of the date set forth below.

JAVALUTION COFFEE COMPANY

/s/ Scott Pumper
By: Scott Pumper
Its: President

ATTEST:

/s/ X  (SEAL)
Secretary

CORPORATE RESOLUTION

WHEREAS, CLR Roasters LLC (the "Company''), a subsidiary of Javalution Coffee Company, has applied to Crestmark Bank ("Crestmarlc") fur factoring services; and

WHEREAS, the Board of Javalution Coffee Company has considered a proposed Factoring Agreement with Crestmark Bank, a Michigan banking coxporation, under which Crestmark Bank would act as the Company's exclusive fuctor and of the Company's Receivables (as defined in the attached Factoring Agreement);

NOW, THEREFORE, BE IT AND IT IS HEREBY RESOLVED THAT:

The proposed Factoring Agreement is approved, and appropriate officers of 1avalution Coffee Company, as sole member of the Company are authorized and directed to execute and deliver a Factoring Agreement with Crestmark Bank in the form or substantially the form outlined herein , and to do and perform all thing contemplated herein on behalf of Javalution Coffee Company and the Company.

As of the date of this Agreement, the following are the officers/employees authorized to act on behalf of Javalution Coffee Company:

/s/ Scott Pumper
By: Scott Pumper
Its: President/Treasurer/Director

/s/ David Briskie
Name: David Briskie
Title: Director

/s/ Michael Zimmerman
Name: Michael Zimmerman
Title: Director

INWITNESS WHEREOF, the undersigned hereby certifies that the foregoing Resolution was duly adopted at a meeting of the Board of Directors held on2-10- 2010 at which a quorum was present, and that said Resolution has not been modified, amended, or rescinded and remains in full force and effect as of the date set forth below.

/s/ Scott Pumper
By: Scott Pumper
Its: President

ATTEST:

/s/ X
Secretary